UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2025

IT TECH PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34577	20-4158835
(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui District, Baoding City Hebei Province, People’s Republic of China	072550
(Address of principal executive offices)	(Zip Code)

(86) 312-8698215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ITP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IT Tech Packaging, Inc. (the “Company”) held its Annual Meeting of Stockholders on October 31, 2025, local time (the “Annual General Meeting”). The final results for each of the matters submitted to a vote of stockholders at the Annual General Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. All the nominees for directors in Class I were elected to serve until the 2027 Annual General Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the directors was as follows:

DIRECTORS:	FOR	WITHHELD	BROKER NON-VOTE
Marco Ku Hon Wai	1,808,850	188,654	3,675,193
Wenbing Christopher Wang	1,809,079	188,425	3,675,193

Proposal 2. The appointment of GGF CPA Limited as the Company’s independent registered public accounting firm for fiscal 2025 was ratified by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
5,225,920	424,070	22,707

There were no broker non-votes with respect to the appointment of GGF CPA Limited.

Proposal 3. The IT Tech Packaging Inc. 2025 Omnibus Equity Incentive Plan was adopted and approved. The results of the votes to adopt and approve The IT Tech Packaging Inc. 2025 Omnibus Equity Incentive Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,523,831	462,083	11,590	3,675,193

Item 8.01 Other Events.

On October 31, 2025 the Company issued a press release announcing the results of the Annual General Meeting. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated October 31, 2025, announcing the results of Annual General Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT TECH PACKAGING, INC.

Date: October 31, 2025	By:	/s/ Zhenyong Liu
Name: Zhenyong Liu

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